UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7816

PIMCO Commercial Mortgage Securities Trust
(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660
(Address of principal executive offices)

John P. Hardaway
Treasurer
PIMCO Funds
840 Newport Center Drive
Newport Beach, CA 92660
(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: December 31

Date of reporting period: January 1, 2003 - June 30, 2003

                Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

                A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.                        REPORT TO STOCKHOLDERS.

                                                                   [Filed Herewith]

2

P I M C O

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

SEMI-ANNUAL REPORT

June 30, 2003

A CLOSED-END FUND SPECIALIZING IN INVESTMENTS IN COMMERCIAL MORTGAGE-BACKED SECURITIES

Pacific Investment Management Company LLC (“PIMCO”), an investment adviser with more than $339 billion of assets under management as of July 31, 2003, is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”). Founded in 1971, PIMCO manages assets on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Contents

Chairman’s Letter

Performance Summary

Financial Highlights

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Statement of Cash Flows

Schedule of Investments

Notes to Financial Statements

Dividend Reinvestment Plan

Proxy Voting Results

Chairman’s Letter

For the six-month period ended June 30, 2003, the PIMCO Commercial Mortgage Securities Trust, Inc. returned 4.00% based on net asset value and 3.10% based on its NYSE share price.  In comparison, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, returned 3.93% for the same period.  Longer-term performance has continued to be strong, with the Fund posting an annualized return of 8.02% based on net asset value and a return of 11.23% based on NYSE share price for the five-year period ended June 30, 2003, outperforming the Lehman Index return of 7.55% for the same period.

Financial assets gained during the first half of 2003 amid a revival of risk appetites as anxiety about the war in Iraq faded.  Assets that generally benefit from economic growth, such as stocks, corporate bonds and emerging market debt, fared the best year-to-date as investors returned to these sectors in anticipation of a recovery in the second half of 2003.  Reflationary forces that investors expected to fuel a rebound included federal tax cuts and a weak dollar, as well as low borrowing rates that eased the burden of high personal and corporate indebtedness.  Low mortgage rates kept refinancings booming in the second quarter and put more money in consumers’ pockets.

U.S. Treasuries lagged their riskier counterparts but still enjoyed a modest rally.  Yields fell to levels not seen in 45 years early in the second quarter before bouncing off their lows in June as hopes for recovery increased.  The yield on the benchmark 10-year Treasury closed the six-month period 0.30% lower to 3.51%, after nearing 3% earlier in the period.  Buyers were encouraged that inflation would remain tame amid low capacity utilization and weak employment growth.  Asian central banks bought U.S. Treasuries to limit the rise in their currencies versus the dollar in an effort to protect their export industries.  In June, the Federal Reserve cut its federal funds rate by 0.25% to 1%, its 13th easing since 2001, in an effort to boost the U.S. economy and ward off deflation.  Although the cut was less than expected, the Fed suggested that rates would stay low until deflation risks abated.

On the following pages you will find specific details as to the Fund’s total return investment performance and a discussion of those factors that affected performance.

We appreciate the trust you have placed in us, and welcome your questions and comments regarding the Fund and this semi-annual report.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board

July 31, 2003

PIMCO Commercial Mortgage Securities Trust, Inc. Performance Summary

Symbol:	Primary Investments:	Fund Inception Date:
PCM	Commercial mortgage-backed securities	9/02/1993
Objective:		Total Net Assets:
The Fund’s primary investment objective is to achieve high current income, with capital gain from the disposition of investments as a secondary objective.		$141.9 million Portfolio Managers: Bill Powers Dan Ivascyn

INVESTMENT PERFORMANCE For the periods ended June 30, 2003

	1 Year	5 Years*	Since Inception*
NYSE Market Value	8.02%	11.23%	9.92%
Net Asset Value	9.38%	8.02%	8.58%
Lehman Brothers Aggregate Bond Index	10.40%	7.55%	—

* Annualized (All Fund returns are net of fees and expenses)

Portfolio Insights

•  The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in commercial mortgage-backed securities (CMBS).

•  For the six-month period ended June 30, 2003, the PIMCO Commercial Mortgage Securities Trust, Inc. returned 3.10% based on its NYSE market price and 4.00% based on net asset value, compared to a 3.93% return for the Lehman Brothers Aggregate Bond Index.

•  Investments in high quality CMBS were a positive for the Fund as investors, seeking a haven of stability, drove prices up.

•  An allocation to agency mortgages enhanced credit quality, but provided limited excess return due to concerns about a potential price correction and duration extension.

•  The year-to-date CMBS downgrade/upgrade ratio remained more favorable than the corporate bond ratio; the ratios were 1.2 to 1 and 2.5 to 1, respectively.

•  An allocation to below investment grade CMBS was negative for performance due to investor concerns about the strength of the economy and consumer spending.

Cumulative Returns Through June 30, 2003

$10,000 invested at inception

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on September 2,1993 and held through June 30,2003, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on Fund distributions or (ii) the sale of Fund shares.

The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in the Fund.

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	06/30/2003+	12/31/2002	12/31/2001	12/31/2000	12/31/1999	12/31/1998

Net Asset Value, Beginning of Period	$12.80	$12.85	$12.86	$12.89	$13.74	$13.97
Net Investment Income	0.53	1.22	1.28	1.39	1.08	1.24
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)	0.14	0.06	(0.10)	(0.75)	(0.25)
Total from Investment Operations	0.50	1.36	1.34	1.29	0.33	0.99
Less Dividends from Net Investment Income	(0.56)	(1.41)	(1.35)	(1.32)	(1.18)	(1.22)
Net Asset Value, End of Period	$12.74	$12.80	$12.85	$12.86	$12.89	$13.74
Per Share Market Value, End of Period	$14.20	$14.32	$14.15	$12.56	$12.00	$13.75
Total Investment Return Per Share Market Value (a)	3.10%	11.59%	24.20%	16.60%	(4.42)%	9.86%
Per Share Net Asset Value (b)	4.00%	10.97%	10.69%	10.50%	2.44%	7.33%
Ratios to Average Net Assets:
Operating Expenses (Excluding Interest Expense)	1.05%*	1.08%	1.12%	1.01%	1.01%	0.99%
Total Operating Expenses	1.47%*	1.94%	3.28%	4.15%	3.16%	3.61%
Net Investment Income	8.36%*	9.34%	9.67%	10.79%	7.97%	8.81%
Supplemental Data:
Net Assets, End of Period (Amounts in Thousands)	$141,948	$142,063	$141,746	$141,581	$141,860	$151,222
Amount of Borrowings Outstanding, End of Period (in Thousands)	$42,194	$50,993	$63,448	$72,034	$52,233	$59,990
Portfolio Turnover Rate	31.10%	41.62%	59.90%	104.73%	1.86%	7.92%

+ Unaudited

* Annualized

(a) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.

(b) Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

See accompanying notes

Statement of Assets and Liabilities

June 30, 2003 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$183,893
Cash	1
Receivable for investments sold	10,744
Interest receivable	1,500
Paydown receivable	63
Unrealized appreciation on swap agreements	146
Other assets	298
196,645

Liabilities:
Reverse repurchase agreement	$42,194
Payable for investments purchased	10,675
Dividends payable	1,045
Accrued investment advisory fee	249
Accrued administration fee	34
Accrued printing expense	21
Accrued custodian expense	4
Accrued audit fee	9
Swap premiums received	454
Other liabilities	12
54,697

Net Assets	$141,948

Net Assets Consist of:
Capital stock – authorized 300 million shares, $.001 par value; oustanding 11,141,362 shares	$11
Paid in capital	154,070
(Overdistributed) net investment income	(650)
Accumulated undistributed net realized (loss)	(7,955)
Net unrealized (depreciation)	(3,528)
$141,948

Net asset value per share outstanding	$12.74

Cost of Investments Owned	$187,845

See accompanying notes

Statement of Operations

For the six months ended June 30, 2003 (Unaudited)

Amounts in thousands

Investment Income:
Interest	$6,981
Total Income	6,981

Expenses:
Investment advisory fees	509
Administration fees	70
Transfer agent fees	16
Directors’ fees	44
Printing expense	36
Proxy expense	12
Legal fee	17
Audit fee	11
Custodian fees	15
Interest expense	297
Miscellaneous expense	15
Total Expenses	1,042

Net Investment Income	5,939

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,431
Net realized (loss) on swaps	(545)
Net change in unrealized (depreciation) on investments	(1,533)
Net change in unrealized appreciation on swaps	287
Net (Loss)	(360)

Net Increase in Assets Resulting from Operations	$5,579

See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands

	Six Months Ended June 30, 2003	Year Ended December 31, 2002
	(Unaudited)
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,939	$13,523
Net realized gain (loss)	886	(1,295)
Net change in unrealized appreciation (depreciation)	(1,246)	2,725
Net increase resulting from operations	5,579	14,953

Distributions to Shareholders:
From net investment income	(6,261)	(15,589)

Fund Share Transactions:
Issued as reinvestment of distributions (41,277 and 69,640 shares, respectively)	567	953

Total Increase (Decrease) in Net Assets	(115)	317

Net Assets:
Beginning of period	142,063	141,746
End of period *	$141,948	$142,063

*Including (overdistributed) net investment income of:	$(650)	$(328)

See accompanying notes

Statement of Cash Flows

For six months ended June 30, 2003 (Unaudited)

Amounts in thousands

Increase (Decrease) in Cash from:

Financing Activities:
Sales of Portfolio shares	$0
Redemptions of Portfolio shares	0
Cash distributions paid	(8,820)
Proceeds from financing transactions	40,806
Net increase from financing activities	31,986

Operating Activities:
Purchases of long-term securities and foreign currency	(60,584)
Proceeds from sales of long-term securities and foreign currency	38,349
Purchases of short-term securities (net)	(16,022)
Net investments income	5,939
Change in other receivables/payables (net)	333
Net (decrease) from operating activities	(31,985)

Net Increase in Cash and Foreign Currency	1

Cash:
Beginning of period	0
End of period	$1

See accompanying notes

Schedule of Investments

June 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)
COMMERCIAL MORTGAGE-BACKED SECURITIES 115.1%

Multi-Class 49.1%
Aetna Commercial Trust
7.100% due 12/26/2030	$562	$566
American Southwest Financial Securities Corp.
8.000% due 01/18/2009	1,500	1,718
American Southwest Financial Securities Corp. (IO)
1.078% due 01/18/2009 (b)	2,507	85
Asset Securitization Corp.
7.384% due 08/13/2029	750	864
Carey Commercial Mortgage Trust
5.970% due 08/20/2032	1,478	1,574
CBA Mortgage Corp.
6.720% due 12/25/2003	251	249
Commercial Mortgage Acceptance Corp.
6.923% due 11/15/2009 (b)	1,500	1,720
Commercial Mortgage Asset Trust
7.546% due 01/17/2010	210	243
6.640% due 09/17/2010	3,000	3,508
Commercial Mortgage Pass-Through Certificates
1.460% due 05/15/2005 (a)(b)	2,000	2,000
6.811% due 07/16/2034 (a)(b)	1,500	1,324
CS First Boston Mortgage Securities Corp.
2.810% due 12/15/2011 (a)(b)	2,000	1,987
Federal Deposit Insurance Corp.
2.285% due 11/25/2026 (b)(c)	1,471	1,474
Federal Housing Administration
7.380% due 04/01/2041	2,460	2,460
FFCA Secured Lending Corp. (IO)
1.728% due 09/18/2020 (a)(b)	19,167	1,484
First Chicago Lennar Trust
7.975% due 04/29/2006 (a)(b)	4,415	4,520
GMAC Commercial Mortgage Securities, Inc.
7.860% due 11/15/2006 (a)	500	500
6.500% due 03/15/2012 (c)	2,220	2,480
7.171% due 05/15/2030 (a)(b)	1,500	856
Green Tree Financial Corp.
7.510% due 07/15/2028	4,000	520
GS Mortgage Securities Corp.
6.624% due 05/03/2018 (a)(b)(c)	2,000	2,329
6.044% due 08/15/2018 (a)(b)	347	383
6.526% due 08/15/2018 (a)(b)	2,000	2,298
Hilton Hotel Pool Trust (IO)
1.000% due 10/01/2016 (a)(b)	33,822	1,433
J.P. Morgan Chase Commercial Mortgage Securities (IO)
1.759% due 02/17/2015 (a)	345,499	3,167
J.P. Morgan Commercial Mortgage Finance Corp.
8.506% due 11/25/2027 (a)(b)	2,284	2,230
6.465% due 11/15/2035	3,000	3,496
Keystone Owner Trust
8.500% due 01/25/2029 (a)	2,167	2,189
LTC Commercial Mortgage
6.029% due 05/28/2030 (a)	2,646	2,661
Merrill Lynch Mortgage Investors, Inc.
7.695% due 06/15/2021 (b)	382	420
Morgan Stanley Capital I
6.850% due 02/15/2020 (a)	$1,000	$1,015
7.546% due 11/15/2028 (a)	3,500	3,913
7.695% due 10/03/2030 (a)	2,000	1,924
7.225% due 12/15/2031 (b)	200	206
Mortgage Capital Funding, Inc.
7.531% due 04/20/2007	1,000	1,120
Nationslink Funding Corp.
7.050% due 02/20/2008 (a)(b)	2,000	1,970
7.105% due 01/20/2013 (a)	2,500	2,422
Nomura Asset Securities Corp.
10.536% due 09/11/2019 (b)	3,000	3,040
Prudential Securities Secured Financing Corp.
6.755% due 08/15/2011 (a)(b)	2,000	1,864
7.610% due 12/26/2022	1,000	1,045
Salomon Brothers Mortgage Securities VII
7.500% due 05/25/2026	99	99
Structured Asset Securities Corp.
7.750% due 02/25/2028 (c)	359	359
		69,715

Multi-Family 37.2%
Bear Stearns Commercial Mortgage Securities, Inc.
5.060% due 11/15/2016	24	25
Chase Commercial Mortgage Securities Corp.
6.900% due 11/19/2006	1,500	1,660
6.900% due 11/19/2028 (a)	5,500	5,691
Fannie Mae
6.360% due 05/01/2008 (c)	2,365	2,589
6.250% due 07/01/2012 (c)	10,886	12,463
4.635% due 03/01/2013 (c)	1,993	2,085
6.232% due 12/25/2015 (a)(b)	874	951
8.037% due 12/25/2015 (a)(b)	739	811
9.375% due 04/01/2016	333	338
7.875% due 11/01/2018	25	25
6.930% due 09/01/2021 (c)	7,621	8,759
6.110% due 04/01/2023 (c)	11,342	12,882
Federal Housing Administration
8.360% due 01/01/2012	629	631
First Boston Mortgage Securities Corp.
7.650% due 09/25/2006 (b)	194	194
G-Wing Ltd.
3.964% due 05/06/2004 (a)(b)	721	715
Multi-Family Capital Access One, Inc.
7.400% due 01/15/2024	1,492	1,479
NationsBanc Mortgage Capital Corp.
8.080% due 05/25/2028 (a)	1,488	1,503
		52,801

Hospitality 11.7%
Host Marriott Pool Trust
8.310% due 08/03/2009 (a)(b)	2,000	2,172
Hotel First
8.520% due 08/05/2008 (a)(c)	2,303	2,340

See accompanying notes

	Principal Amount (000s)	Value (000s)
NACC Cooper Hotel
7.500% due 07/15/2013 (a)	$5,440	$5,528
Starwood Commercial Mortgage Trust
6.920% due 02/03/2009 (a)(b)(c)	2,500	2,778
Times Square Hotel Trust
8.528% due 08/01/2026 (a)	3,903	3,829
		16,647

Healthcare 9.5%
Red Mountain Funding Corp.
7.072% due 01/15/2019 (a)	2,000	1,705
7.471% due 01/15/2019 (a)	1,000	393
9.267% due 01/15/2019 (a)	1,000	274
9.150% due 11/28/2027 (a)	3,200	1,120
SC Commercial
7.050% due 11/28/2013 (a)	5,000	4,975
7.800% due 11/28/2013 (a)	5,000	4,975
		13,442

Other Mortgage-Backed Securities 7.6%
Airplanes Pass Through Trust
10.875% due 03/15/2019	2,222	44
Asset Securitization Corp.
10.115% due 02/14/2043	1,770	2,103
First International Bank
6.930% due 04/15/2026 (b)	1,856	186
First Sierra Receivables
11.510% due 01/18/2007 (a)	1,292	1,292
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	2,000	2,298
Holmes Financing PLC
2.738% due 07/15/2040 (b)	250	251
LB Commercial Conduit Mortgage Trust
6.000% due 11/19/2035 (a)(b)	5,000	4,663
Next Card Credit Card Master Trust
7.278% due 12/15/2006 (a)(b)	1,000	40
		10,877
Total Commercial Mortgage-Backed Securities (Cost $164,480)		163,482

CORPORATE BONDS & NOTES 0.1%

Industrials 0.1%
U.S. Airways, Inc. (IO)
9.330% due 01/01/2006 (d)	676	140

Total Corporate Bonds & Notes (Cost $686)		140

ASSET-BACKED SECURITIES 13.1%

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	2,500	1,750
Bear Stearns Mortgage Securities, Inc.
7.750% due 06/25/2027	1,117	1,116
Commercial Capital Access One, Inc.
7.586% due 11/15/2028 (a)	$3,000	$3,277
Conseco Finance Corp.
10.210% due 02/01/2032	2,500	189
Contimortgage Home Equity Trust
7.550% due 08/15/2028	534	339
Freddie Mac
4.500% due 01/15/2013 (c)	5,200	5,473
Green Tree Financial Corp.
7.050% due 02/15/2027	922	526
ICI Funding Corp. Secured Assets Corp.
7.750% due 03/25/2028	781	781
IMPAC Secured Assets CMN Owner Trust
8.950% due 07/25/2025	297	300
Keystone Owner Trust
8.500% due 01/25/2029 (a)	885	921
Life Financial Home Loan Owner Trust
9.090% due 04/25/2024 (c)	2,227	2,329
Residential Funding Mortgage Securities I, Inc.
7.000% due 05/25/2011	308	315
Wilshire Mortgage Loan Trust
8.990% due 05/25/2028 (a)	1,260	1,260
Total Asset-Backed Securities (Cost $20,984)		18,576

SHORT-TERM INSTRUMENTS 1.2%

Commercial Paper 0.6%
Danske Corp.
0.915% due 09/19/2003	600	598
Svenska Handelsbank, Inc.
0.925% due 07/25/2003	200	200
		798

Repurchase Agreement 0.1%
State Street Bank
0.800% due 07/01/2003	147	147
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 4.625% due 08/13/2004 valued at $153. Repurchase proceeds are $147.)

U.S. Treasury Bills 0.5%
1.067% due 08/07/2003-08/14/2003 (e)	750	750

Total Short-Term Instruments (Cost $1,695)		1,695

Total Investments 129.5% (Cost $187,845)		$183,893

Other Assets and Liabilities (Net) (29.5%)		(41,945)

Net Assets 100.0%		$141,948

See accompanying notes

Notes to Schedule of Investments
(amounts in thousands):

(a) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified Institutional investors.

(b) Variable rate security. The rate listed is as of June 30, 2003.

(c) Securities, or a portion thereof, pledged as collateral for reverse repurchase agreements.

(d) Security is in default.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Swap agreements outstanding at June 30, 2003:

Type	Notional Amount	Unrealized Appreciation
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 12/17/2008	$7,200	$146

See accompanying notes

Notes to Financial Statements

June 30, 2003 (Unaudited)

1. General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The Fund’s stock exchange symbol is PCM. Shares of the Fund are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Net asset value per share is determined as of 4:15 p.m., Eastern Time, no less frequently than Thursday of each week (except where such Thursday is not a business day, then the first business day immediately succeeding such Thursday). Short-term investments which mature in sixty days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund’s net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund’s net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

Dividends and Distributions to Shareholders. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Delayed-Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act of 1940. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Management Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment manager (the “Manager”) to the Fund, pursuant to an investment advisory contract. The Manager receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a quarterly administrative fee at an annual rate of 0.10% based on average weekly net assets of the Fund.

Expenses. The Fund is responsible for the following expenses: (i) salaries and other compensation of any of the Fund’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund, and any counsel retained exclusively for their benefit, (vi) printing expense, (vii) proxy expense, (viii) legal fees, (ix) audit fees, (x) custodian fees and (xi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended, were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$16,797	$11,217	$4,043	$1,346

5. Borrowings under Reverse Repurchase Agreements

The average amount of borrowings outstanding during the period ended June 30, 2003 was $43,708,987 at a weighted average interest rate of 1.35%. On June 30, 2003, securities valued at $44,251,630 were pledged as collateral for reverse repurchase agreements. The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund’s ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

6. Federal Income Tax Matters

At June 30, 2003, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$12,220	$(16,172)	$(3,952)

Privacy Policy

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Implementation of Procedures

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

This Privacy Policy applies to the following entities: Allianz Dresdner Asset Management of America L.P., Pacific Investment Management Company LLC, PIMCO Equity Advisors, Cadence Capital Management, NFJ Investment Group, Parametric Portfolio Associates, PIMCO Advisors Distributors LLC, PIMCO Funds: Multi-Manager Series, PIMCO Funds: Pacific Investment Management Series, PIMCO Specialty Markets, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

Dividend Reinvestment Plan

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. State Street Bank & Trust Co. acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by State Street Bank & Trust Co., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Commercial Mortgage Securities Trust, Inc.
EquiServe
150 Royall Street
Canton, MA 02021
Telephone: 800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to State Street Bank & Trust Co.. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Proxy Voting Results

The Fund’s annual shareholder’s meeting was held on April 14, 2003. The result of votes taken among shareholders on the proposal are listed below.

To elect Directors to the Board of Directors of the Fund.

	# of Shares Voted	% of Shares Voted
Brent R. Harris
For	10,909,386	99.29%
Withheld	78,297	0.71%
Total	10,987,683	100.00%

R. Wesley Burns
For	10,910,108	99.29%
Withheld	77,575	0.71%
Total	10,987,683	100.00%

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OTHER INFORMATION

Directors and Officers

Brent R. Harris, Chairman and Director

R. Wesley Burns, President and Director

Guilford C. Babcock, Director

E. Philip Cannon, Director

Vern O. Curtis, Director

J. Michael Hagan, Director

Thomas P. Kemp, Director

William J. Popejoy, Director

Garlin G. Flynn, Secretary

John P. Hardaway, Treasurer

Investment Manager and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

EquiServe

150 Royall Street

Carton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006-2401

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ITEM 2.                        CODE OF ETHICS.  Not applicable.

ITEM 3.                        AUDIT COMMITTEE FINANCIAL EXPERT.  Not applicable.

ITEM 4.                        PRINCIPAL ACCOUNTANT FEES AND SERVICES.  Not applicable.

ITEM 5-6.              [RESERVED]

ITEM 7.                        DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

                                                                   MANAGEMENT INVESTMENT COMPANIES.  Not applicable.

ITEM 8.                        [RESERVED]

ITEM 9.                        CONTROLS AND PROCEDURES.

(a)                                  The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation described above, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.                  EXHIBITS.

(a)                                  Not applicable.

(b)                                 EX-99.CERT - Section 302 Certifications (filed herewith).
EX-99.906CERT - Section 906 Certification (filed herewith).

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Commercial Mortgage Securities Trust

By (Signature and Title)	/s/ R. Wesley Burns
R. Wesley Burns
President

Date	August 28, 2003

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ R. Wesley Burns
R. Wesley Burns
President

Date	August 28, 2003

By (Signature and Title)	/s/ John P. Hardaway
John P. Hardaway
Treasurer

Date	August 28, 2003

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